LVIP JPMorgan Mid Cap Value Managed Volatility Fund Supplement Dated January 8, 2016 to the Summary Prospectus dated May 1, 2015

This Supplement updates certain information in the summary prospectus for the LVIP JPMorgan Mid Cap Value Managed Volatility Fund (the “Fund”). You may obtain copies of the Fund’s prospectus or summary prospectus free of charge, upon request, by calling toll-free 1-800-4LINCOLN (454-6265) or at www.lfg.com/lvip.

Please keep this Supplement with your prospectus and other important records.

Revisions to the summary prospectus for the Fund:

Effective February 8, 2016, the Fund will have a new name, additional strategies from the sub-adviser, and additional portfolio managers for the new strategies.

The name of the Fund will be LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund. All references to the Fund’s name are revised accordingly.

The following replaces the information under Principal Investment Strategies on page 2 up to and excluding the discussion of the Managed Volatility Strategy:

The Fund, under normal circumstances, invests at least 80% of its assets in equity securities of medium-cap companies. The sub-adviser defines medium-cap companies as companies with market capitalizations equal to those within the universe of the Russell Midcap® Value Index and/or between $1 billion and $20 billion at the time of purchase. As of the date of the last reconstitution of the Russell Midcap® Value Index on June 26, 2015, the market capitalizations of the companies in the index ranged from $1.6 billion to $27.5 billion. In implementing its strategies, the sub-adviser’s investments are primarily in common stocks and real estate investment trusts (REITs) and while such investments are primarily in medium-cap companies, as described above, the sub-adviser may also invest in equity securities of companies with other capitalizations, including large-cap.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the sub-adviser may invest. To the extent the sub-adviser uses derivatives, the sub-adviser will primarily use futures contracts to more effectively gain targeted equity exposure from its cash positions.

Lincoln Investment Advisors Corporation (“adviser”) serves as the investment adviser to the Fund. The adviser has selected JP Morgan Investment Management Inc. (“JPMorgan”) to serve as the Fund’s sub-adviser. JPMorgan is responsible for the day-to-day management of the Fund’s assets that the adviser allocates to each investment strategy. The adviser may change the allocation at any time, in its sole discretion and the percentage of the Fund’s assets allocated to each strategy may change over time.

For the “mid cap value” strategy, JPMorgan employs a bottom-up approach to stock selection, constructing portfolios based on company fundamentals, quantitative screening and proprietary fundamental analysis. JPMorgan looks for quality companies, which appear to be undervalued and to have the potential to grow intrinsic value per share. Quality companies generally have a sustainable competitive position, relatively lower levels of business cyclicality, high returns on invested capital and strong, experienced management teams.

For the “intrepid value” strategy, JPMorgan invests primarily in a broad portfolio of equity securities that JPMorgan believes have characteristics such as attractive valuations, high quality and/or strong momentum that should lead to relative outperformance. In identifying high quality securities, JPMorgan looks for profitable companies with sustainable earnings and disciplined management. In identifying securities that have strong momentum, JPMorgan looks for securities which have prices and/or earnings that have been increasing and that JPMorgan believes will continue to increase.

For the “intrepid mid cap” strategy, JPMorgan invests primarily in a broad portfolio of equity securities that JPMorgan believes are attractive based on characteristics such as valuation and momentum. In identifying securities that have attractive momentum characteristics, JPMorgan looks for securities which have prices that have been increasing and that JPMorgan believes will continue to increase.

JPMorgan may sell a security for several reasons. For example, a security may be sold due to a change in the company’s fundamentals or if the sub-adviser believes the security is no longer attractively valued. Investments may also be sold if JPMorgan identifies a stock that it believes offers a better investment opportunity.

The adviser intends to allocate approximately 70% of the portion of the Fund’s assets not subject to the overlay to the “mid cap value” strategy, approximately 15% of the portion of the Fund’s assets not subject to the overlay to the “intrepid value” strategy, and approximately 15% of the portion of the Fund’s assets not subject to the overlay to the “intrepid mid cap” strategy. Such allocations are subject to change at the discretion of the adviser.

The following portfolio managers are added to the information under Investment Adviser and Sub-Adviser on page 4:

JPMorgan Portfolio Managers	Company Title	Experience with Fund
Jason Alonzo	Managing Director	Since February 2016
Phillip D. Hart	Managing Director	Since February 2016
Dennis S. Ruhl	Managing Director	Since February 2016
Pavel Vaynshtok	Managing Director	Since February 2016